THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED OCTOBER 9, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2007, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of The Enterprise Group of Funds, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed reorganization of the AXA Enterprise Growth Fund of the Corporation into the Goldman Sachs Capital Growth Fund of the Goldman Sachs Trust (“Goldman Sachs Fund”), which is advised by Goldman Sachs Asset Management, L.P., and the adjournment of the special meeting of shareholders of the AXA Enterprise Growth Fund; and to advise you of changes to the Corporation regarding Fund Services.

Information Regarding the Proposed Reorganization of

the AXA Enterprise Growth Fund into the Goldman Sachs Fund

The special shareholder meeting scheduled for May 9, 2007 for the AXA Enterprise Growth Fund, which was adjourned to June 7, 2007, September 6, 2007 and October 9, 2007, has been further adjourned to December 6, 2007. In connection with the adjournment of the special shareholder meeting, the Board of Directors of the Corporation established a new record date of October 9, 2007 for the adjourned meeting. At that time, the shareholders will vote on an Agreement and Plan of Reorganization that provides for the reorganization of the AXA Enterprise Growth Fund into the Goldman Sachs Fund (“Reorganization”).

It is anticipated that, subject to shareholder approval, the effective date of the Reorganization will occur on or about December 15, 2007. Until that date, you will be able to purchase, redeem and exchange shares in the AXA Enterprise Growth Fund (subject to the usual limitations described in the Corporation’s Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Corporation’s Prospectus and Statement of Additional Information, together with the Proxy Statement/Prospectus (available upon request) relating to the Reorganization.